Exhibit 99.1



FOR IMMEDIATE RELEASE

Citizens Contact:                                   Commonwealth Contact:
Brigid M. Smith                                     David G. Weselcouch
(203) 614-5042                                      (570) 631-2807
bsmith@czn.com                                      dwes@epix.net



                 Pennsylvania Public Utility Commission Approves
                     Citizens' Acquisition of Commonwealth;
               Closing Expected to Occur First Half of March 2007

STAMFORD, Conn. and DALLAS, Pa., March 1, 2007 - Citizens Communications Company (NYSE: CZN) and Commonwealth Telephone Enterprises, Inc. (Nasdaq: CTCO), today announced that the Pennsylvania Public Utility Commission approved the proposed acquisition of Commonwealth by Citizens during its meeting held earlier today. This completes all required regulatory approvals for the acquisition. The parties anticipate that the transaction will close during the first half of March 2007. The transaction is, however, still subject to certain customary closing conditions.

About Citizens Communications Company (NYSE: CZN)

For more information about Citizens Communications, visit www.czn.com
                                                          -----------

About Commonwealth Telephone Enterprises, Inc. (NASDAQ: CTCO)

For more information about Commonwealth, visit www.ct-enterprises.com
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Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. The foregoing information should be read in conjunction with Citizens' and Commonwealth's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. Citizens and Commonwealth do not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

Important Information for Investors and Stockholders

In connection with the proposed merger, on December 19, 2006, CTE filed with the SEC the definitive proxy statement/prospectus, and Citizens filed with the SEC a registration statement on Form S-4, of which the definitive proxy statement/prospectus forms a part. On December 20, 2006, CTE filed with the SEC a revised definitive proxy statement/prospectus, which includes a form of proxy but is otherwise the same as the definitive proxy statement/prospectus filed on December 19, 2006. Investors and stockholders of CTE and Citizens are urged to read the definitive proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information about the proposed merger. Investors and stockholders may obtain these documents free of charge at the web site maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by CTE are available free of charge by directing a request to Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, Pennsylvania 18612, Attention: Investor Relations, and documents filed with the SEC by Citizens are available free of charge by directing a request to Citizens
Communications  Company,  3 High  Ridge  Park,  Stamford,  CT 06905,  Attention:
Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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